UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

Nocopi Technologies, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOCOPI TECHNOLOGIES, INC.

480 Shoemaker Road, Suite 104,

King of Prussia, PA 19406

May 26, 2022

Dear Stockholder:

On behalf of the Board of Directors (the “Board”), I invite you to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Nocopi Technologies, Inc. (the “Company” or “Nocopi”). As part of our precautions regarding COVID-19, the Annual Meeting will be held online via a live webcast, at 1:00 p.m., Eastern Time, on Thursday, June 30, 2022, at www.cesonlineservices.com/nnup22_vm. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/nnup22_vm, by 1:00 p.m. Eastern Time, on Wednesday, June 29, 2022. The formal notice of the Annual Meeting appears on the following page.

The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Management will be available to answer any questions you may have immediately after the Annual Meeting.

Whether or not you choose to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares before the Annual Meeting, by telephone or the Internet, if you received a Proxy card, sign, and date the proxy card and promptly return it to us in the postage paid envelope provided. If you sign and return your Proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board contained in the Proxy Statement.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1. to elect one (1) Class I member of the Company’s Board to serve for a three (3)-year term expiring at the 2025 Annual Meeting of Stockholders or until such director’s successor has been duly elected and qualifies. The nominee is Mr. Philip White (“Proposal 1”);

2. to ratify the appointment of Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2022 (“Proposal 2”);

3. to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement (“Proposal 3”);

4. to recommend, on an advisory basis, the frequency (every 1, 2 or 3 years) of advisory votes on the Company’s named executive officer compensation (“Proposal 4”); and

5. to consider and act upon any other matter that may properly come before the Annual Meeting or any adjournment thereof.

These matters are described in detail in the accompanying Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy card relating to the Annual Meeting and the Company’s 2022 Annual Report on Form 10-K (as amended or supplemented).

In selecting the director nominee that we are proposing for election to the Board in the accompanying Proxy Statement, the Board has focused on selecting qualified, independent directors with strong industry credentials and extensive experience, and who have exhibited leadership within our industry. The Board believes Mr. White is highly qualified with the relevant experiences and background and who will work constructively as a director with a focus on operational excellence, financial strength and stockholder value.

As you may be aware, one of the Company’s stockholders, hedge fund manager Mr. Tim Eriksen (of Eriksen Capital Management LLC, an affiliate of Cedar Creek Partners, LLC) (collectively, the “Eriksen Group”) had provided notice that he intended to nominate himself to stand for election as a member of the Board at the Annual Meeting and made a stockholder proposal asking the Board to declassify itself. The Company has reached an agreement with Mr. Eriksen and as further described herein, he has withdrawn his nomination and his stockholder proposal. The Board recommends a vote “FOR” Proposals 1, 2 and 3 and a vote for “1 Year” for Proposal 4.

Your vote is very important regardless of how many shares you own.

Sincerely,

__________________________

Rudy Lutterschmidt

Secretary

NOCOPI TECHNOLOGIES, INC.

480 Shoemaker Road, Suite 104,

King of Prussia, PA 19406

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 30, 2022

May 26, 2022

To the Stockholders of

Nocopi Technologies, Inc.:

The Annual Meeting of Stockholders of (the “Annual Meeting”) of Nocopi Technologies, Inc. (the “Company” or “Nocopi”) will be held Thursday, June 30, 2022, at 1:00 p.m. Eastern Time. As part of our precautions regarding COVID-19, we have adopted a completely virtual format for our Annual Meeting to provide a healthy, consistent and convenient experience to all stockholders regardless of location. The details for our Annual Meeting are as follows:

Time and Date: 1:00 p.m., Eastern Time, on June 30, 2022

Location: Via a live webcast at www.cesonlineservices.com/nnup22_vm
(There is no physical location for the Annual Meeting)

Agenda: We are holding the 2022 Annual Meeting of stockholders for the following purposes:

1.	To elect one (1) Class I director to hold office for a three-year term expiring in 2025. (“Proposal 1”) The board of directors recommends a vote FOR Mr. Philip White.
2.	To ratify the appointment of Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2022. (“Proposal 2”)
The board of directors recommends a vote FOR the ratification of the appointment of Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2022.

3.	To vote on a resolution to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. (“Proposal 3”)

The board of directors recommends a vote FOR the non-binding approval of the compensation of our named executive officers.

4.	To recommend, on an advisory basis, the frequency (every 1, 2 or 3 years) of advisory votes on the Company’s named executive officer compensation. (“Proposal 4”)

The Board recommends you vote “1 Year” for the frequency of the stockholder advisory vote on executive compensation.

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Record Date: You can vote at the meeting and at any postponement or adjournment of the meeting if you were a stockholder of record as of the close of business on May 13, 2022 (the “Record Date”).

Voting: Please vote as soon as possible, even if you plan to attend the meeting, to ensure that your shares will be represented. You do not need to attend the meeting to vote if you vote your shares before the meeting. If you are a record holder, you may vote your shares by mail, telephone or the Internet. If your shares are held by a broker, bank or other nominee, you must follow the instructions provided by your broker, bank or other nominee to vote your shares and you may not vote your shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the meeting.

The foregoing items of business are more fully described in the accompanying Proxy Statement, Proxy card and the Company’s 2022 Annual Report on Form 10-K (as amended or supplemented).

Only stockholders of record of the Company’s common stock at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be open to the examination of stockholders for two (2) business days prior to the date of the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Daylight Time, at the office of the Corporate Secretary of the Company at 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406.

YOUR VOTE IS VERY IMPORTANT, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, WE URGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE EITHER (1) THROUGH THE INTERNET, (2) BY TELEPHONE OR (3) BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED., YOU HAVE THE RIGHT TO CHANGE YOUR VOTE BY USING THE ENCLOSED PROXY CARD TO VOTE TODAY OR BY SUBMITTING A LATER DATED PROXY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. ONLY YOUR LATEST DATED PROXY WILL COUNT.

This Proxy Statement and the enclosed form of proxy are being mailed starting on or about May 26, 2022.

IF YOU PLAN TO ATTEND:

Please note that to gain admission to and participate at the virtual Annual Meeting stockholders of record must pre-register at www.cesonlineservices.com/nnup22_vm, by 1:00 p.m. Eastern Time, on June 29, 2022; beneficial owners must pre-register at www.cesonlineservices.com/nnup22_vm, by 1:00 p.m. Eastern Time, on June 29, 2022, and you may not vote your shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the meeting.

By order of the Board of Directors,

__________________________

Rudy Lutterschmidt

Secretary

NOCOPI TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 26, 2022

PROXY STATEMENT
OF THE
BOARD OF DIRECTORS

PLEASE SIGN, DATE, AND RETURN THE ENCLOSED
PROXY CARD TODAY.

PROXY STATEMENT SUMMARY

This summary highlights information that is contained elsewhere in this proxy statement (this “Proxy Statement”). This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. This Proxy Statement and the related proxy materials were first mailed to stockholders and made available on the internet on or about May 26, 2022.

General Information About the Meeting

This Proxy Statement and the enclosed Proxy card are being furnished by the Board of Directors (the “Board of Directors” or the “Board”) of Nocopi Technologies, Inc., a Maryland corporation (the “Company,” “Nocopi,” “we,” “us” or “our”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held Thursday, June 30, 2022, at 1:00 p.m. Eastern Time. The Board of Directors has fixed the close of business on May 13, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

Attendance at the Annual Meeting

Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to stockholders of the Company as of the close of business on the Record Date and guests of the Company. You will not be able to attend the Annual Meeting in person at a physical location. In order to attend the virtual Annual Meeting, you will need to pre-register by 1:00 p.m. Eastern Time on June 29, 2022. To pre-register for the meeting, please follow these instructions:

1.       Registered Stockholders. Stockholders of record as of the Record Date may register to participate in the Annual Meeting remotely by visiting the website www.cesonlineservices.com/nnup22_vm. Please have your Proxy card, or Notice, containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting remotely must be received no later than Wednesday, June 29, 2022, at 1:00 p.m. Eastern Time.

2.       Beneficial Stockholders. Stockholders whose shares are held through a broker, bank or other nominee as of the Record Date may register to participate in the Annual Meeting remotely by visiting the website www.cesonlineservices.com/nnup22_vm.

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Please have your Voting Instruction Form, Notice, or other communication containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting remotely must be received no later than Wednesday, June 29, 2022, at 1:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials

All stockholders will have the ability to access the proxy materials via the Internet at www.cesonlineservices.com/nnup22_vm (during the Annual Meeting), www.sec.gov, and the Company’s website at www.nocopi.com, in the Investors & Financial section.

This Proxy Statement and accompanying form of proxy are first being mailed to stockholders on or about May 26, 2022. The information in this Proxy Statement relates to the Proposals to be voted on at the Annual Meeting. These materials provided to you also include the Proxy card or vote instruction form for the Annual Meeting.

Information Concerning Solicitation and Voting

Our Board of Directors is soliciting proxies for the Annual Meeting and at any adjournments or postponements of the Annual Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers, and regular employees may solicit proxies on behalf of the Company, without additional compensation, personally, by email, or by telephone.

If you have any question or need any assistance in voting your shares, please contact Morrow Sodali LLC (“Morrow”), our proxy solicitor assisting us in connection with the Annual Meeting, toll-free at (800) 662-5200 or at (203) 658-9400 or by email to NNUP@info.morrowsodali.com.

Outstanding Shares

As of the Record Date, we had outstanding 67,495,055 shares of common stock, par value $0.01 per share (the “common stock”). Each outstanding share of common stock is entitled to one vote on all matters to come before the Annual Meeting.

Our common stock is traded on the OTC Pink tier of the over-the-counter (“OTC”) market under the symbol “NNUP”. Investors can find Real-Time quotes and market information on our Company on www.otcmarkets.com. Any over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

You do not need to attend the Annual Meeting to vote your common stock. Common stock represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date.

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QUESTIONS AND ANSWERS

Who can vote at the Annual Meeting?

The Board of Directors set May 13, 2022 as the Record Date. You can attend and vote at the Annual Meeting if you were a holder of our common stock at the close of business on the Record Date. On the Record Date there were 67,495,055 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on each item. Stockholders may not cumulate votes. In order to attend the virtual Annual Meeting and vote, you will need to pre-register by Wednesday, June 29, 2022, at 1:00 p.m. Eastern Time.

How to Pre-Register?

If you have any questions or require any assistance with pre-registering, please contact the Company’s proxy solicitor, Morrow, at toll-free at (800) 662-5200 or at (203) 658-9400 or by email to NNUP@info.morrowsodali.com.

What Proposals will be voted on at the meeting?

The following Proposals are scheduled to be voted on at the meeting:

1.	To elect one (1) Class I director to hold office for a three-year term expiring in 2025. (“Proposal 1”)
2.	To ratify the appointment of Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2022. (“Proposal 2”)
3.	To vote on a resolution to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. (“Proposal 3”)

4.	To recommend, on an advisory basis, the frequency (every 1, 2 or 3 years) of advisory votes on the Company’s named executive officer compensation (“Proposal 4”)

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

How can I get electronic access to proxy materials?

The Company’s proxy materials are available at www.cesonlineservices.com/nnup22_vm (during the Annual Meeting), and at www.nocopi.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this Proxy Statement.

What constitutes a quorum?

The presence in person or by proxy at the Annual Meeting of the holders of one third of the shares of our common stock outstanding as of the Record Date will constitute a quorum. Votes of common stock of record who are present at the meeting in person or by proxy, withheld votes, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

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Who will be the proxy holders and how will they vote?

The Board of Directors authorized each of Michael Feinstein and Rudy Lutterschmidt to serve as proxy holder in the name of, and on behalf of, the stockholders executing and returning proxies in connection with the Annual Meeting. Mr. Feinstein is chief executive officer and a director of the Company and Mr. Lutterschmidt is Corporate Secretary of the Company. The shares represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or, if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement.

How does the Board recommend I vote?

The Board of Directors recommends that you vote your shares:

(1) “FOR” the election of the director nominee, Mr. Philip White, for Class I director;

(2) “FOR” the ratification of the appointment of Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2022;

(3) “FOR” the advisory vote on named executive compensation; and

(4) “1 Year” for the recommendation as to frequency of the advisory vote on named executive compensation.

How Do I Vote?

Stockholders of record may vote (i) by filling out and signing the Proxy card that was included with this Proxy Statement and returning it in the envelope provided, (ii) by calling the toll-free number found on the Proxy card, or (iii) online at the internet voting website provided on the Proxy card. Stockholders of record may also vote in person at the virtual Annual Meeting. If you are a beneficial owner of shares held in street name, you will receive instructions from your broker, bank or other nominee on how to vote your shares. If you received printed copies of the proxy materials by mail, you may also vote by filling out the voting instruction form and returning it in the envelope provided. The availability of online or phone voting may depend on the voting process of the organization that holds your shares. Beneficial owners who want to attend and also vote in person at the virtual Annual Meeting will need to obtain a legal proxy, in PDF or Image (gif, jpg, or png) file format, from the organization that holds their shares giving them the right to vote their shares in person at the Annual Meeting and by presenting it with their online ballot during the meeting.

May I Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before the annual meeting. You may revoke your proxy in any one of the following ways:

  signing a new Proxy card and submitting it as instructed above;
  notifying our Secretary in writing before the annual meeting that you have revoked your proxy; or
  attending the virtual Annual Meeting in person and voting in person on the website. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What are broker “non-votes”?

A “broker non-vote” occurs when a broker who holds its customer’s shares in the name of a brokerage submits proxies for such shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any voting instructions from their customers. Without specific instructions, U.S. brokers, as the holders of record, are permitted to vote their customers’ shares on “routine” matters only, but not on other matters. Your broker nominee will be able to vote on the ratification of our independent registered public accounting firm even if it does not receive your instructions. With respect to our proxy materials your broker will not be able to vote your shares on any matter other than Proposal 2 without your specific instructions and any shares voted will be broker non-votes with respect to the other proposals.

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What effect on the outcome of the voting on the other proposals will broker “non-votes,” abstentions and “withhold votes” have?

Broker “non-votes” and abstentions will not be counted as votes cast and, therefore, will have no effect on the outcome of the voting on any of the proposals other than Proposal 2. “Withhold votes” will be counted as votes cast, and, therefore, will have the same effect as voting against a proposal or the election of a director nominee.

What vote is required to approve each item?

The following table sets forth the voting requirement with respect to each of the Proposals at the Annual Meeting:

Proposal 1 — Election of Director Nominee	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Withheld votes will be treated as votes against the proposal. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.
Proposal 2 — Ratification of Independent Accounting Firm	To be approved by stockholders, this Proposal must receive the affirmative “FOR” of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions will not be treated as votes cast and will have no effect on the vote.
Proposal 3 – Advisory Vote on Executive Compensation	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.
Proposal 4 – Recommendation as to Frequency of Advisory Vote on Executive Compensation	To be approved by stockholders, a recommended frequency (1, 2, or 3 years) must receive the affirmative vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.

Do I have any rights of appraisal or dissenter’s rights?

Stockholders will not have any rights of appraisal or similar dissenter’s rights with respect to any of the matters to be acted upon at the Annual Meeting.

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How many votes can I cast?

Stockholders receive one vote for each share of common stock which they hold as of the Record Date.

Where can I find the results of the meeting?

We will report the final voting results within four business days of the Annual Meeting on a Current Report on Form 8-K. You can access that Current Report on Form 8-K and our other SEC filings at our website at www.nocopi.com or at the SEC’s website at www.sec.gov. The information provided on those websites is for information purposes only and is not incorporated by reference in this Proxy Statement.

Proxy Solicitation & Annual Meeting Accommodations

We will pay the costs of our proxy solicitation. Proxies are being solicited primarily by mail, but, in addition, our officers and employees may solicit proxies in person, by telephone or electronically. The Company has also retained Morrow for certain advisory services and to aid in the solicitation of proxies and will request brokerage houses and other nominees, fiduciaries and custodians to forward soliciting materials to beneficial owners of the Company’s common stock. For these services, the Company will pay Morrow a fee of up to $110,000 plus reimbursement for reasonable out-of-pocket expenses.

Contact for Questions About this Proxy Statement

If you have additional questions about this Proxy Statement or the Annual Meeting, please contact Morrow, our proxy solicitor at:

509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call: (800) 662-5200 (Toll Free)

or (203) 658-9400

Email: NNUP@info.morrowsodali.com

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FORWARD-LOOKING STATEMENTS

Certain statements set forth in this Proxy Statement constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding the Company’s business, financial condition, results of operations, and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates, and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Proxy Statement.

Although forward-looking statements in this Proxy Statement reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements.

Further information about the risks and uncertainties that may impact the company are set forth in the Company’s most recent filings with the SEC on Form 10-K and Form 10-K/A (including, without limitation, in the “Risk Factors” section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement.

The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Proxy Statement.

Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth, as of April 25, 2022, the stock ownership of (1) each person or group known to our Company to beneficially own 5% or more of our common stock and (2) each director and Named Executive Officer individually, and (3) all directors and executive officers of our Company as a group. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table below has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in the table below is c/o Nocopi Technologies, Inc., 480 Shoemaker Road, Suite 104, King of Prussia, Pennsylvania 19406.

Common Stock

Name of Beneficial Owner	Number Of Shares Beneficially Owned	Percentage of Class (1)(2)
5% Stockholders
SRK Fund I, LP Group 415 Ashurst Ave. Secane, PA 19018 (3)	13,228,079	19.6%
Michael S. Liebowitz 4400 Biscayne Boulevard Miami, FL 33137 (4)	8,695,582	12.9%
Timothy H. Eriksen Eriksen Capital Management LLC 8695 Glendale Road Custer, WA 98240 (5)	7,756,012	11.5%
Philip N. Hudson 415 Ashurst Ave. Secane, PA 19018 (3)	5,637,918	8.4%
Westvaco Brand Security, Inc. 230 West Broad Street Glen Allen, VA 23060 (6)	3,917,030	5.8%

Directors, Officers and Named Executive
Michael A. Feinstein, M.D. (7)	2,827,083	4.2%
Marc Rash	—	—
Joseph K. Raymond	8,500	*
Philip B. White	261,245	*
Matthew C. Winger	570,000	*
Terry W. Stovold	12,000	*
All Executive Officers and Directors as a Group (7 individuals)	3,679,428	5.5%

———————

* Less than 1.0%.

(1) Where the Number of Shares Beneficially Owned (reported in the preceding column) includes shares which may be purchased upon the exercise of outstanding stock options and warrants which are or within sixty days will become exercisable (“presently exercisable options”) the percentage of class reported in this column has been calculated assuming the exercise of such presently exercisable options.

(2) Based on 67,495,055 shares of common stock outstanding on April 25, 2022.

(3) Based upon a Schedule 13D/A filed October 1, 2019. SRK Fund I, LP, SRK Capital, LLC and Sean Kirkwood have shared voting power and shared dispositive power over 2,279,454 shares, Philip N. Hudson has sole voting power and sole dispositive power over 5,637,918 shares, Ross Campbell has sole voting power and sole dispositive power over 3,264,457 shares, Stanley Knowlton has sole voting power and sole dispositive power over 703,500 shares and Ward Carey has sole voting power and sole dispositive power over 1,342,750 shares.

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(4) Based upon a Schedule 13D filed on March 29, 2022. On May 23, 2022, Mr. Eriksen and his affiliates sold all of the Company shares beneficially owned by him and his affiliates to Mr. Liebowitz and certain of his affiliates and gave Mr. Liebowitz a proxy to vote those shares at the Annual Meeting.

(5) Based upon a Form 4 filed on April 21, 2022. Includes 639,886 owned by Mr. Eriksen in his individual capacity for which he has sole voting power and sole dispositive power, 6,661,642 shares held by Cedar Creek Partners, LLC for which Eriksen Capital Management LLC has sole voting power and sole dispositive power and 454,484 shares owned by Separately Managed Accounts for which Eriksen Capital Management LLC has sole voting power and sole dispositive power over 454,484 shares. On May 23, 2022, Mr. Eriksen and his affiliates sold all of the Company shares beneficially owned by him and his affiliates to Mr. Liebowitz and certain of his affiliates and gave Mr. Liebowitz a proxy to vote those shares at the Annual Meeting.

(6) Based upon a Schedule 13D filed on March 14, 2001.

(7) Includes 940,474 shares held by a pension plan of which Dr. Feinstein is the trustee and 568,868 shares held in an IRA.

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PROPOSAL 1

ELECTION OF DIRECTOR

The Board is elected by our stockholders to oversee the management of the business and affairs of the Company. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved for or shared with stockholders. The Board appoints our executives, who are charged with conducting the business and affairs of the Company, subject to oversight by the Board. The Board opted-in to Section 3-803 of the Maryland General Corporation Law on October 28, 2021, which classified the Board into three (3)-year staggered terms. In accordance with that resolution and the Company’s Second Amended and Restated Bylaws (“Bylaws”), the directors of the Company will serve three (3)-year staggered terms. The Board has fixed the size of the Board at five members. The five current directors of the Company are Michael A. Feinstein, M.D., Marc Rash, Philip B. White, Joseph Raymond and Matthew Winger.

Our Board of Directors consists of five (5) directors, who are divided into three classes. As provided in our Bylaws, each director is elected to serve for a three (3) year term and until such director’s successor is duly elected and qualified, except in the event of such director’s death, resignation, removal or earlier termination of such director’s term of office. Philip B. White is the current Class I director and his term expires at the Annual Meeting. Accordingly, the Board of Directors has nominated Mr. White for re-election as the Class I director with a new term which will expire at the 2025 annual meeting. The Board believes that Mr. White is highly qualified to continue to serve on the Board based on his considerable experience with consumer product safety and regulatory matters gained from his many years at the Food and Drug Administration and his expertise in regulatory and industry standards advice to international companies regulated by the Food and Drug Administration, the Consumer Product Safety Commission, and the Environmental Protection Agency.

Recommendation; Proxies

Unless the proxy is marked to indicate that such authorization is expressly withheld, the persons named in the enclosed proxy intend to vote the shares authorized thereby FOR the election of the following nominee. It is expected that the nominee will be able to serve, but if before the election it develops that the nominee is unavailable, the persons named in the accompanying proxy will vote for the election of such substitute nominee as the current Board of Directors may recommend.

Nominees for Election as Class I Director to the Board of Directors

Information concerning the nominees for the Class I directors is set forth below:

Name	Age	Position
Philip B. White	83	Class I Director

Philip B. White has served as our director since August 2006. Mr. White is currently an international consultant in the private sector providing regulatory and industry standards advice to international companies regulated by the Food and Drug Administration, the Consumer Product Safety Commission, and the Environmental Protection Agency. He also served as a Technical Advisor and Regulatory Liaison to Nocopi from 2002 to 2005. Before establishing his own global consulting practice in 2000, Mr. White was, from 1994 to 2000, Director of Medical Device Consulting at the international firm of AAC Consulting Group (now Kendle), Rockville, MD. In 1994, Mr. White retired from a 33-year career with the U.S. Food and Drug Administration. His last FDA position was Director of the Office of Standards and Regulations in the Center for Devices and Radiological Health. Previous FDA positions included Regional Director of FDA’s enforcement activities in the Southwestern Region, Deputy FDA Assistant Commissioner for Program Coordination, and Supervisory Food and Drug Inspector. He has served on the Board of Directors of the American National Standards Institute, the Association for Advancement of Medical Instrumentation, and the Regulatory Affairs Professionals Society. He is a 1961 graduate of Wilkes University, Wilkes-Barre, PA with a B.A. Degree in Biology. He also did graduate studies in 1967 and 1968 specializing in the Federal Food Drug and Cosmetic Act at the New York University Graduate Law School in New York City. The Board of Directors believes that Mr. White’s considerable experience with consumer product safety and regulatory matters gained from his many years at the Food and Drug Administration makes him well suited to serve as a member of our Board of Directors.

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Directors, Executive Officers and Corporate Governance

The following table sets for the names, ages, positions and terms for our executive officers and directors.

Name	Age	Position	Director Since	Director Term/ Class/Expires
Michael A. Feinstein, M.D.	75	Chair of the Board of Directors; Chief Executive Officer	1999	3 years/Class III/2024
Terry W. Stovold	59	Chief Operating Officer	—
Rudolph A. Lutterschmidt	75	Vice President and Chief Financial Officer	—
Marc Rash	73	Director	2017	3 years/Class III/2024
Joseph K. Raymond	25	Director	2021	3 years/Class II/2023
Philip B. White	83	Director	2006	3 years/Class I/2022
Matthew C. Winger*	38	Director	2022	3 years/Class II/2023

———————

* On March 29, 2022, we entered into a Nomination and Standstill Agreement with MSL 18 HOLDINGS LLC, Michael S. Liebowitz and Matthew C. Winger (collectively, the “MSL18 Group”), pursuant to which the MSL18 Group agreed to certain standstill provisions and the Company agreed to appoint and nominate (i) Mr. Matthew C. Winger and (ii) on or before September 30, 2022, an additional qualified person to be named by the MSL18 Group, to the Company’s Board of Directors. This Agreement was amended on May 23, 2022 to increase the number of shares which the MSL Group can hold to 35% from 25%.

Business experience of the other directors, executive officers, and significant employees

Michael A. Feinstein, M.D. has served as our Chairman of the Board of Directors since December 1999 and our Chief Executive Officer since February 2000. Dr. Feinstein was a practicing physician in Philadelphia for more than thirty years until his retirement in 2021, serving for more than twenty-five years as the President of a group medical practice which included two physicians. He is a Fellow of the American College of Obstetrics and Gynecology and of the American Board of Obstetrics and Gynecology. He received his B.A. from LaSalle University and his M.D. from Jefferson Medical College. He has represented our Company in numerous licensing negotiations, governmental meetings and capital raises. The Board of Directors believes that Dr. Feinstein’s considerable personal experience as a business owner and investor in publicly traded businesses makes him well suited to serve as a member of our Board of Directors.

Terry W. Stovold has served as our Chief Operating Officer since July 2014, and has been employed by our Company for more than thirty years. Mr. Stovold previously served as our Company’s Director of Operations and Sales. Mr. Stovold received a Forestry Technician College degree from Algonquin College in Pembroke, Ontario, Canada and studied business at McGill University in Montreal, Canada. He holds numerous U.S. and foreign patents in the fields of printing technology and printing inks.

Rudolph A. Lutterschmidt has served as our Vice President and Chief Financial Officer since 1992, serving in this capacity on a part-time basis since January 2000. Mr. Lutterschmidt has been a consultant to several southeast Pennsylvania businesses. He is a graduate of Syracuse University.

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Marc Rash has served as our director since September 2017, and is the Executive Vice President of Keystone Property Group, a Real Estate Development Company with over 10 million square feet of commercial real estate and a $2 billion Real Estate Fund. Mr. Rash, who joined Keystone in 1994, has extensive dealings with numerous lenders and investors as well as significant real estate experience, including the redevelopment of apartments, shopping centers and industrial/office space. Previously, Mr. Rash was an agent with the IRS specializing in auditing large corporations and high-net-worth individuals. Mr. Rash graduated from the University of North Carolina with a Bachelor of Science in Accounting and received his Juris Doctor degree from Delaware Law School. He is a member of the Pennsylvania Bar Association and the American Institute of Certified Public Accountants. The Board of Directors believes that Mr. Rash’s financial and legal background along with his banking and investor experience make him well suited to serve as a member of our Board of Directors.

Joseph Raymond has served as our director since October 2021. Mr. Raymond is an Investment Analyst at Santa Monica Partners who specializes in small/micro-cap equity research and buying/selling illiquid securities. He has held this position since August 2020. Prior to that time, Mr. Raymond served as a Research Associate (August 2019 –August 2020) and a Research Consultant (January 2017 – August 2019) at Brandes Investment Partners where he was responsible for performing fundamental company-level research and valuation. Mr. Raymond received a BS in Finance from Dixie State University. The Board of Directors believes that Mr. Raymond’s knowledge of investment strategies and global market experience make him well suited to serve as a member of our Board of Directors.

Matthew Winger has served as our director since March 2022. Mr. Winger is the Director of Investments for M2A Family Office, where he evaluates public and private market investment opportunities for equity, debt, and real estate sectors, as well as provides support to portfolio investments across operations and company management. Prior to joining M2A Family Office, Mr. Winger was Director of Investments at a private venture supporting investment analysis and capital allocation. Earlier in his career, Mr. Winger was Senior Research Analyst at Fairholme Capital Management working directly with the CIO in executing a deep dive, fundamental strategy across public securities of distressed and special situation opportunities. Prior to this, Mr. Winger held various roles at TIAA-CREF, Loeb Partners and Countrywide Commercial Real Estate Finance. Mr. Winger earned a Bachelor of Science degree from the Kelley School of Business at Indiana University and an M.B.A. from New York University's Stern School of Business. He is a CFA Charterholder and a member of the CFA Society Miami, as well as a volunteer with Big Brothers Big Sisters of Miami. The Board of Directors believes that Mr. Winger’s knowledge of public and private markets makes him well suited to serve as a member of our Board of Directors.

Changes to Director Nomination Procedures

On January 28, 2022, our Board of Directors amended and restated our Company’s Bylaws in their entirety. Our Bylaws contain procedures by which security holders may recommend nominees to our Board of Directors. These new procedures are contained in Article II, Section 11 of our Bylaws. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to the attached Bylaws.

Alternate Director Proposed by Eriksen Group

Tim Eriksen and a group of funds he controls, including Cedar Creek Partners, LLC, a Washington limited liability company (“CCP”), and its affiliate, Eriksen Capital Management LLC, a Washington limited liability company (“ECM” and together with CCP and Mr. Eriksen, the “Eriksen Group”) had previously notified the Company that they intended to nominate Tim Eriksen for election as a director at the Annual Meeting, but subsequently withdrew such nomination.

The Eriksen Group filed preliminary proxy materials with the SEC on March 24, 2022, but subsequently withdrew those proxy materials after agreeing to sell all of the Company shares beneficially owned by the Eriksen Group to Mr. Liebowitz and his affiliates. The Eriksen Group has further entered into a standstill agreement with the Company for a period of five years, pursuant to which it agreed not to acquire greater than 5% of the Company’s outstanding shares at any time and to vote any shares owned in favor of management’s proposals. The Company agreed to reimburse the Eriksen Group $ 75,000 for its expense incurred in connection with the proxy solicitation.

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Meeting Attendance

During 2021, the Board held three meetings of the full Board. Each director attended at least 66.7% of the aggregate number of meetings of the Board and committees of the Board on which he or she served from the respective dates of appointment.

Director Independence

Although we are currently traded on the Over-the-Counter Markets, our Board of Directors has reviewed each of the Directors’ relationships with the Company in conjunction with NASDAQ Listing Rule 5605(a)(2) that provides that an “independent director” is ‘a person other than an Executive Officer or employee of our Company or any other individual having a relationship which, in the opinion of our Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has affirmatively determined that four of our directors, Marc Rash, Joseph K. Raymond, Philip B. White and Matthew C. Winger are independent directors in that they are independent of management and free of any relationship that would interfere with their independent judgment as members of our Board of Directors. In making such determination, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. One member of our Board of Directors, Michael A. Feinstein, M.D., is not an independent director pursuant to the standards described above.

Risk Management

The Board has an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity, and operations, as well as the risks associated with each. The Board is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Board manages risks associated with Board independence and potential conflicts of interest.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. To the best of our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to our Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to our Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements.

Audit Committee

Our Company has established a standing audit committee that makes recommendations to our Company’s Board of Directors regarding the selection of an independent registered public accounting firm, reviews the results and scope of the Company’s audits and other accounting-related services and reviews and evaluates the Company’s internal control functions. The audit committee does not presently have a written charter. During our fiscal year 2021, our audit committee was comprised of Michael A. Feinstein, M.D., our Chairman of the Board, and Herman M. Gerwitz, CPA. Mr. Gerwitz died on January 13, 2021. The Board of Directors has not yet appointed a replacement for Mr. Gerwitz, so our audit committee is comprised solely of Michael A. Feinstein, M.D. Our audit committee does not have an “audit committee financial expert.” Prior to January 13, 2021, our Board of Directors had determined that Mr. Gerwitz was an “audit committee financial expert” as currently defined under the SEC rules implementing Section 407 of the Sarbanes Oxley Act of 2002 and that Mr. Gerwitz met the criteria for independence as defined by the SEC.

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Presently, our audit committee is comprised solely of Michael A. Feinstein, M.D., who is not an independent director. Our Company does not have a separately designated nominating or compensation committee or committee performing similar functions; therefore, our full Board of Directors currently serves in these capacities

Other Committees

Our Company does not have a separately designated nominating or compensation committee or committee performing similar functions; therefore, our full Board of Directors currently serves in these capacities.

Principal Accounting Fees and Services

The aggregate fees billed for the years ended December 31, 2021 and December 31, 2020 for professional services rendered by Morison Cogen, LLP for the audit of our Company’s annual financial statements and review of financial statements included in our Company’s Form 10-Q or services that are normally provided by Morison Cogen, LLP in connection with statutory and regulatory filings or engagements were $57,500 for the year ended December 31, 2021 and $50,105 for the year ended December 31, 2020.

Audit-Related Fees

Fees billed for the years ended December 31, 2021 and December 31, 2020 for assurance and related services rendered by Morison Cogen, LLP that are reasonably related to the performance of the audit or review of our Company’s financial statements and are not reported under the category Audit Fees described above were $0 for the year ended December 31, 2021 and $0 for the year ended December 31, 2020.

Tax Fees

Fees billed for the years ended December 31, 2021 and December 31, 2020 for tax compliance, tax advice and tax planning services rendered by Morison Cogen, LLP were $4,724 for the year ended December 31, 2021 and $3,000 for the year ended December 31, 2020. The fees relate primarily to services provided in connection with our Company’s annual tax return.

All Other Fees

Fees billed for the years ended December 31, 2021 and December 31, 2020 for products and services provided by Morison Cogen, LLP, other than the services reported in the Audit Fees, Audit-Related Fees, and Tax Fees categories above were $0 for the year ended December 31, 2021 and $0 for the year ended December 31, 2020.

Audit Committee Approval

Our Company’s audit committee currently does not have any pre-approval policies or procedures concerning services performed by Morison Cogen, LLP. All the services performed by Morison Cogen, LLP that are described above were pre-approved by our Company’s audit committee.

None of the hours expended on Morison Cogen, LLP ‘s engagement to audit the Company’s financial statements for the years ended December 31, 2021 and December 31, 2020 were attributed to work performed by persons other than Morison Cogen, LLP’s full-time, permanent employees.

No Legal Proceedings

To the best of our knowledge, there is no material proceeding to which any director, director nominee or executive officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associate of such director, nominated director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

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Director Compensation

The following table summarizes compensation earned by our Company’s directors for the year ended December 31, 2021. All directors have been and will be reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board of Directors or other activities undertaken by them on behalf of our Company.

	Fees earned or paid in	Stock	Option	Nonequity incentive plan	Nonqualified deferred compensation	All other
	cash	awards	awards	compensation	earnings	compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Michael A. Feinstein, M.D. (1)	—	—	—	—	—	—	—
Marc Rash	3,000	—	—	—	—	—	3,000
Joseph K. Raymond	3,000	—	—	—	—	—	3,000
Philip B. White	3,000	—	—	—	—	—	3,000
Matthew C. Winger (2)	—						—

———————

1.       Serves as an executive officer and a director, but receives no additional compensation for serving as a director.

2.       Appointed to the Board of Directors on March 29, 2022.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE PROPOSED DIRECTOR, MR. WHITE. UNLESS REVOKED AS PROVIDED ABOVE, PROXIES RECEIVED BY MANAGEMENT WILL BE VOTED IN FAVOR OF THE PROPOSED DIRECTOR UNLESS A CONTRARY VOTE IS SPECIFIED.

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AUDIT COMMITTEE REPORT

The independent auditors provided the Audit Committee with a written statement describing all the relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1. The Audit Committee also discussed with the auditors any relationships that may impact the independence of the auditors.

The Audit Committee reviewed and discussed with the independent auditors all communications required to be discussed by Standards of the PCAOB, including those described in Auditing Standard No. 1301.

The Audit Committee reviewed the Company’s audited financial statements as of and for the year ended December 31, 2021, and discussed them with management and the independent auditors. Based on such review and discussions, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

This report of the Audit Committee shall not be deemed “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act. Further, this report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this information by reference.

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PROPOSAL 2

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors is submitting for approval the appointment of Morison Cogen, LLP (“Morison”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022. The Board of Directors proposes that stockholders ratify this appointment. Morison audited our financial statements for the fiscal year ended December 31, 2021.

Morison has advised us that it does not have any direct or indirect financial interest in us, nor has it had any such interest in connection with us since our inception other than in its capacity as our independent auditors.

All services rendered by Morison are subject to review by our Audit Committee.

We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. In the event the holders of common stock do not ratify the appointment of Morison as our independent registered public accounting firm, the Audit Committee will reconsider its appointment for future audits.

Required vote.    Approval of Proposal 2 will require the affirmative vote of a majority of votes present or represented by proxy and entitled to vote at the Annual Meeting.

Effect of abstentions and broker non-votes.    Abstentions will not be treated as votes cast and will have no effect on the vote on Proposal 2. It is not expected that there will be any broker non-votes on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF MORISON COGEN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A SHAREHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K and in accordance with the SEC’s rules. This proposal, which may be referred to as a “say-on-pay” proposal, is required by Section 14A of the Exchange Act, which was put in place by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

The Board of Directors is asking our stockholders to approve a non-binding advisory vote on the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement dated May 26, 2022 is hereby approved.”

Though this proposal calls for a non-binding advisory vote, our Board and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter is required to approve this Proposal 3. In determining whether this proposal has received the requisite number of affirmative votes, abstentions will not be counted and will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

2021 Executive Officer Compensation

The table below summarizes all compensation awarded to, earned by, or paid to our Named Executive Officers for the fiscal years ended December 31, 2021 and 2020.

Summary Compensation Table

				All other
		Salary	Bonus	compensation	Total
Name and principal position	Year	($)	($)	($)	($)
(a)	(b)	I	(d)	(g)	(h)

Michael A. Feinstein, M.D.	2021	120,000	3,000	—	123,000
CEO, Pres., Chmn. of the Board (1)	2020	120,000	3,000	—	123,000

Terry W. Stovold	2021	75,000	3,000	140,800	218,800
Chief Operating Officer (2)	2020	75,000	3,000	183,200	261,200

———————

1. See summary of Dr. Feinstein’s employment agreement below.

2. See summary of Mr. Stovold’s employment agreement below.

Outstanding Equity Awards at Fiscal Year-End

None.

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Employment Agreements

A brief summary of the employment agreements of our 2021 named executive officers is as follows:

Dr. Feinstein entered into a written employment agreement effective June 1, 2008 under which he serves as President and Chief Executive Officer of our Company for an initial term of three years with successive one year renewal terms. In accordance with the terms of the employment agreement, the employment agreement renewed on December 1, 2020 for a period of one year effective June 1, 2021. The employment agreement provided for an annual base salary of $85,000 which may be increased annually at the discretion of the Board of Directors and an annual performance bonus determined by the Board of Directors. On December 13, 2019, our Company entered into an amended employment agreement with Dr. Feinstein that amends his employment agreement to increase his base salary from $85,000 to $120,000 effective January 1, 2020. In certain situations, including a change in control, Dr. Feinstein may be eligible to receive his base salary for a period of up to twelve months following the termination of employment. The employment agreement prohibits him from competing with our Company during the term of this agreement and for two years after the termination of his employment with our Company.

Mr. Stovold entered into a written employment agreement effective April 1, 2011 under which he served as our Company’s Director of Operations and Sales for an initial term of three years with successive one-year renewal terms. The employment agreement provides for a base salary set by the Company’s Board of Directors, which is currently set at $75,000 per year beginning on January 1, 2012, along with a commission of seven percent on sales generated by his efforts. The amount in column (g) reflects Mr. Stovold’s commissions on sales. In certain situations, including but not limited to a change in control, Mr. Stovold may be eligible to receive his base salary for a period of up to six months following the termination of employment. The employment agreement prohibits him from competing with our Company during the term of the agreement and for one year after the termination of his employment with our Company. At December 31, 2021, Mr. Stovold was owed approximately $91,700 of commissions payable through 2023 related to sales realized through 2021 as a result his efforts of which approximately $78,700 is currently payable. In July 2014, our Company’s Board of Directors appointed Mr. Stovold Chief Operating Officer of our Company. There were no changes to the employment agreement with Mr. Stovold resulting from this appointment.

Securities Authorized for Issuance under Equity Compensation Plans

None.

Transactions with related persons

None.

Review, approval or ratification of transactions with related persons

Our Company does not have any formal written policies or procedures for related party transactions,

however, in practice our Board of Directors reviews and approves all related party transactions and other matters pertaining to the integrity of management, including potential conflicts of interest, trading in our securities, or adherence to standards of business conduct.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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PROPOSAL 4

RECOMMENDATION, ON AN ADVISORY BASIS, OF THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act created Section 14A of the Exchange Act, which provides for our stockholders to indicate how frequently the Company should seek approval, on an advisory basis, of the compensation of the Company’s named executive officers. Proposal 4 is submitted to you as required pursuant to Section 14A. By voting on this proposal, stockholders may indicate whether they prefer an advisory vote on named executive officer compensation every one, two or three years, or abstain on this matter.

After careful consideration, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate choice for the Company. Therefore, our Board recommends that you vote for an advisory vote on named executive officer compensation every year, for the reasons stated below:

●       An annual advisory vote will give stockholders a formal mechanism for providing their direct input on our compensation philosophy, policy and practices as disclosed in our Proxy Statement on a regular basis.

●       An annual advisory vote is consistent with our policy of seeking input from and engaging in discussions with our shareholders regarding executive compensation and may encourage additional dialogue.

While this is an advisory vote and nonbinding, our Board will carefully consider the results of the vote when deciding when to call for the next advisory vote on named executive officer compensation.

Please indicate your preference as to the frequency of holding shareholder advisory votes on named executive officer compensation as every one, every two or every three years, or you may mark “Abstain” on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE OPTION OF “1 YEAR” AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE ASKED TO PROVIDE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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SOLICITATION

The cost of preparing and soliciting proxies will be borne by us. Solicitation on behalf of the Board of Directors will be made primarily by mail, but stockholders may be solicited by telephone, e-mail, other electronic means, or personal contact. Copies of materials for the Annual Meeting of stockholders will be supplied to brokers, dealers, banks and voting trustees, or their nominees, for the purpose of soliciting proxies from beneficial owners.

If you have additional questions about this Proxy Statement or the Annual Meeting, please contact Morrow, our proxy solicitor at:

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call: (800) 662-5200 (Toll Free)

or (203) 658-9400

Email: NNUP@info.morrowsodali.com

OTHER MATTERS

The Board of Directors is not aware of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons named in the proxies.

ANNUAL REPORT

An Annual Report to Stockholders of the Company for the fiscal year ended December 31, 2021 is enclosed herewith. This report does not form any part of the material for solicitation of proxies.

FUTURE STOCKHOLDER

PROPOSALS AND STOCKHOLDER COMMUNICATIONS

Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the SEC and the Company’s Bylaws.

In order for a stockholder proposal or nomination to be properly brought before next year’s annual meeting, written notice of the proposal that complies with the Company’s Bylaws must be received by the Company’s Corporate Secretary (at the address below) no earlier than 120 days and no later than 90 days prior to the one-year anniversary of the preceding year’s annual meeting, which is expected to be held on June 30, 2022. For the 2023 Annual Meeting, notice of such business or nominations must be received by the Company no earlier than Thursday, March 2, 2023 and no later than Saturday, April 1, 2023, as set forth more fully in the Bylaws, and must comply with the other requirements as set forth in the Bylaws.

In addition to the foregoing, should a stockholder wish to have a proposal appear in the Company’s proxy statement and form of proxy for next year’s annual meeting of stockholders, under regulations of the SEC, such proposal must be received by the Company’s Corporate Secretary at our principle executive offices, 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406, on or before Monday, May 1, 2023.

Stockholders and interested parties who wish to communicate with the Board, or with any individual director, may do so by (1) calling William Jones, David Collins or Chris Eddy at Catalyst IR, at 212-924-9800 or (2) correspondence addressed to the Board, or to an individual director, at the principal executive offices of the Company. All such communications received from stockholders are sent directly to Board members.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC permits a single set of notices, annual reports, and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one notice, annual report, and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any beneficial stockholder residing at an address of which two or more stockholders reside wishes to receive a separate notice, annual report, or proxy statement in the future, or if any beneficial stockholder that elected to continue to receive separate notice, annual reports, or proxy statements wishes to receive a single notice, annual report, or proxy statement in the future, that stockholder should contact his or her broker or send a request to our Corporate Secretary at our principal executive offices, 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406, telephone number 212-924-9800. We will deliver, promptly upon written or oral request to our Corporate Secretary, a separate copy of the notice, 2022 annual report, and this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

BY ORDER OF THE BOARD OF DIRECTORS

Rudy Lutterschmidt

Secretary

May 26, 2022

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WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEWS CLEAR TO THE BOARD BY AUTHORIZING A PROXY TO VOTE FOR EACH PROPOSAL BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN.

This Proxy Statement is dated May 26, 2022, and is first being mailed to stockholders, along with the enclosed Proxy card, on or about May 26, 2022.

PLEASE VOTE BY SIGNING, DATING, AND RETURNING THE ENCLOSED
PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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IMPORTANT INFORMATION REGARDING THE SOLICITATION
Your prompt action is important. We urge you to vote the enclosed Proxy card TODAY. Your vote is important, no matter how many or how few shares of Common Stock you own. Please send in your Proxy card today.
For additional information or assistance, please contact Morrow Sodali LLC (“Morrow”), the firm assisting the Company in its solicitation of proxies:
509 Madison Avenue, Suite 1206 New York, NY 10022 Shareholders Call: (800) 662-5200 (Toll Free) or (203) 658-9400 Email: NNUP@info.morrowsodali.com

PLEASE VOTE TODAY!

SEE REVERSE SIDE

▼TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND
SIGN, DATE, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED▼

FORM OF PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS

NOCOPI TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED BY
THE BOARD OF DIRECTORS OF NOCOPI TECHNOLOGIES, INC. (THE “BOARD”)

The undersigned stockholder of Nocopi Technologies, Inc., a Maryland corporation (“Nocopi”), hereby constitutes and appoints Michael Feinstein and Rudy Lutterschmidt, and each of them, as proxies, each with full power of substitution and resubstitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock, par value $.01 per share, of Nocopi registered in the name of the undersigned at the Annual Meeting of Stockholders of Nocopi to be held at 1:00 p.m. Eastern Time, on June 30, 2022, at www.cesonlineservices.com/nnup22_vm, and at any adjournments, postponements, or other delays thereof  (the “Annual Meeting”).

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “1 YEAR” for PROPOSAL 4, AND IN THE DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

This proxy revokes all prior proxies given by the undersigned with respect to the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR PROXY TODAY.

(continued, and to be signed and dated, on the reverse side)

YOUR VOTE IS IMPORTANT!

Please take a moment now to vote your shares of Nocopi’s
common stock for the Annual Meeting.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY.

Vote by Mail - Please sign, date, and return this Proxy card in the postage paid envelope provided, or mail it to: NOCOPI TECHNOLOGIES, INC., 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406.

▼PLEASE DETACH PROXY CARD HERE AND SIGN, DATE
AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED▼

PLEASE MARK VOTES AS IN THIS EXAMPLE: ☒

PROPOSAL 1 - Election of Philip White

1. To elect Philip White to serve as a Class I director of Nocopi for a term expiring at Nocopi’s 2025 annual meeting of stockholders and until his successor has been elected and qualified.

☐ FOR	☐ WITHHOLD	☐ ABSTAIN

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2 - Appointment of Morison Cogen LLP

2. To ratify the appointment of Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2022.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2.

PROPOSAL 3- Advisory Vote on Executive Compensation

3. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3.

PROPOSAL 4 - Recommendation as to Frequency of Advisory Vote on Executive Compensation

4. To recommend, on a non-binding advisory basis, the frequency of the stockholder advisory vote on compensation of the Company’s named executive officers.

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “1 YEAR” PROPOSAL 4.

THIS PROXY IS VALID ONLY WHEN SIGNED.

Dated:                  , 2022

Printed Name of Stockholder

Signature of Stockholder (and title, if any)

Signature of Stockholder (if held jointly)

Please sign exactly as your name or names appear on the stock certificate or on the attached label. If shares of common stock are held jointly, each stockholder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE PROMPTLY SIGN, DATE, AND RETURN THIS PROXY CARD.
A POSTAGE-PAID ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE.